Exhibit 99.1

News

Media Contact:

Bryce McDevitt

+ 1 703.851.4425

bryce.mcdevitt@parsons.com

Investor Relations Contact:

Dave Spille

+ 1 571.655.8264

dave.spille@parsons.com

Parsons Announces CEO Transition

Harrington retires after 40 years; Smith to succeed

CENTREVILLE, VA (April 20, 2021) – The board of directors of Parsons Corporation (NYSE: PSN) has elected Carey Smith as chief executive officer, effective July 1st, 2021. Smith succeeds Charles “Chuck” Harrington, who announced his retirement after nearly 40 years with the company. Harrington will continue to serve on the Parsons Board of Directors as executive chairman upon his retirement.

“Leading and transforming Parsons into the technology company we are today has been one of the greatest honors of my life, and I know the company is in great hands,” Harrington said. “After nearly 40 years, I’m proud of the company we’ve built, humbled by the amazing people I’ve had the pleasure of working with, and pleased that the accomplishments we’ve achieved will deliver a better world.”

“Carey’s leadership, customer relationships, and proven performance at Parsons make her the natural choice to succeed me as CEO. The company is well-positioned for future profitable growth, and I have full confidence that Carey will continue to advance our success,” Harrington said.

Harrington joined Parsons in 1982 as an engineer performing technical, and later, project management duties on classified projects for the U.S. Departments of Energy and Defense. He founded and led Parsons’ business into the biotechnology, semiconductor, and telecommunications industries before becoming the corporation’s chief financial officer in 2006. Chuck was named chief executive officer in 2008 and chairman of the board of directors that same year.

“After 39 years with the company, including 13 years as CEO, we respect Chuck’s decision to retire. There is no one more deserving,” said James McGovern, lead independent director of the Parsons Board of Directors. “On behalf of the board of directors, I would like to thank Chuck for his steadfast leadership — especially in times of crisis — from the global financial crisis in 2008 to the COVID-19 pandemic in 2020. His constant curiosity and dedication to technology, including the successful completion of over 20 acquisitions, transformed Parsons into the publicly traded global technology company it is today. Chuck’s fingerprints are all over the past, present, and future of our company, and we’re grateful for his leadership, commitment, and vision. We’re pleased that he will continue as executive chairman of the board, making this a smooth transition.”

McGovern continued, “The board has unanimously agreed that Carey Smith is the right person to lead Parsons into our next chapter. Her strategic vision, exceptional operational talent, focused leadership, and deep commitment to Parsons’ employees and customers are widely known, and position the company for continued success.”

“I’m honored to be chosen by the board as Parsons’ next chief executive,” Smith said. “It’s a privilege to lead this exceptional, high-integrity company and to build on Chuck’s legacy. He has always put our customers’ missions and our employees’ and shareholders’ interests first, and I look forward to continuing to work with Chuck in his role as executive chairman, as well as the rest of the board and Parsons team. Most importantly, I’ll continue our commitment to our core values and to leading our highly engaged employees as they develop advanced technology solutions that deliver on our customers’ critical missions.”

Smith joined Parsons in 2016 as president of the Federal Solutions business. She was promoted to chief operating officer in 2018, where she drove synergies within the company’s business segments, enhanced organic growth, led the acquisition and integration of four companies (Polaris Alpha®, OGSystems®, QRC® Technologies, and Braxton Science and Technology Group), and helped take the company public in 2019. She later became president and chief operating officer and assumed additional responsibilities, including functional support, and joined the Parsons Board in January 2021.

Before joining Parsons in 2016, Smith held a series of progressive leadership roles within the defense and aerospace industry. She was president of the defense and space business unit at Honeywell, where she led an expansion of the company’s business with a broad base of customers across the U.S. government and international defense agencies. Before Honeywell, she held several positions at Lockheed Martin, including vice president of Technical Services, vice president of business development for the Maritime Systems and Sensors business unit, and president and CEO of the company’s Canadian operations. She began her career as a systems engineer.

Smith holds an M.S. in electrical engineering from Syracuse University and a B.S. in electrical engineering from Ohio Northern University. In 2018, she received an honorary doctorate from Ohio Northern University for her outstanding contributions to the university and engineering field.

She is a member of the board of directors for two public companies – Parsons Corporation and Edison International – and a member of the board of directors for three non-profit organizations: the Professional Services Council, where she serves as vice-chair and on the executive committee; the Intelligence and National Security Alliance; and the United States Geospatial Intelligence Foundation.

About Parsons

Parsons (NYSE: PSN) is a leading disruptive technology provider in the global defense, intelligence, and critical infrastructure markets, with capabilities across cybersecurity, missile defense, space, connected infrastructure, and smart cities. Please visit parsons.com, and follow us on LinkedIn and Facebook to learn how we’re making an impact.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends, and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results, and events may vary materially from those indicated in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results, or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: any issue that compromises our relationships with the U.S. federal government or its agencies or other state, local, or foreign governments or agencies; any issues that damage our professional reputation; changes in governmental priorities that shift expenditures away from agencies or programs that we support; our dependence on long-term government contracts, which are subject to the government’s budgetary approval process; the size of our addressable markets and the amount of government spending on private contractors; failure by us or our employees to obtain and maintain necessary security clearances or certifications; failure to comply with numerous laws and regulations; changes in government procurement, contract or other practices or the adoption by governments of new laws, rules, regulations, and programs in a manner adverse to us; the termination or nonrenewal of our government contracts, particularly our contracts with the U.S. federal government; our ability to compete effectively in the competitive bidding process and delays, contract terminations, or cancellations caused by competitors’ protests of major contract awards received by us; our ability to generate revenue under certain of our contracts; any inability to attract, train, or retain employees with the requisite skills, experience, and security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; changes in estimates used in recognizing revenue; internal system or service failures and security breaches; and inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, or other unfavorable outcomes. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our Registration Statement on Form S-1 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information and speak only as of the date on which they are made. We assume no obligation to update any forward-looking statement made in this presentation that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.

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